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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 16, 2000


          AMERICAN EXPRESS                      AMERICAN EXPRESS RECEIVABLES
           CENTURION BANK                         FINANCING CORPORATION II



      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust

           Utah                 11-2869526        333-91473
     (State or Other         (I.R.S. Employer    (Commission
     Jurisdiction of          Identification     File Number)
     Incorporation or             Number)
       Organization

                    6985 UnionPark Center
                     Midvale, Utah 84047
                       (801) 565-5000



     Delaware              13-3854638          333-91473
 (State or Other        (I.R.S. Employer      (Commission
 Jurisdiction of         Identification      File Number)
 Incorporation or            Number
  Organization)

                 World Financial Center
                    200 Vesey Street
                New York, New York 10285
                     (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5.           On February 16, 2000, American Express Credit Account
                  Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2000-1 Supplement and its Series 2000-2 Supplement, each dated as of February 16, 2000.

                  On February 16, 2000, American Express Credit Account Master Trust issued its (i) $432,500,000 Class A 7.20% Asset Backed Certificates, Series 2000-1 and $30,000,000 Class B 7.40% Asset Backed Certificates, Series 2000-1 (together the "Series 2000-1 Certificates"); and (ii) $412,500,000 Class A Floating Rate Asset Backed Certificates, Series 2000-2 and $40,000,000 Class B Floating Rate Asset Backed Certificates, Series 2000-2. The Series Supplements are attached hereto as Exhibits
                  4.1 and 4.2.

                  In connection with the issuance of the Series 2000-1 Certificates described above, the registrants discovered that the definitions of "Class A Monthly Interest" and "Class B Monthly Interest" contained on page S-28 of the related Prospectus Supplement, dated February 8, 2000 (filed by the registrants with the Securities and Exchange Commission on February 14, 2000 pursuant to Rule 424(b)(2) of the Rules and Regulations promulgated under the Securities Act of 1933, as amended), were inconsistent with the correct calculation of monthly interest as stated on page S-18 of such Prospectus Supplement under the caption "Interest Payments" and as stated on page 3 of the related Series Term Sheet under the caption "Interest" (filed by the registrants with the Securities and Exchange Commission as Exhibit 99.01 to Form 8-K on February 11, 2000).

                  The correct definitions of "Class A Monthly Interest" and "Class B Monthly Interest" consistent with the Prospectus Supplement and Series Term Sheet referenced in the preceding paragraph are as follows:

                           "Class A Monthly Interest" means, with respect to any distribution date, an amount equal to one-twelfth of the product of (i) the Class A certificate rate and
                           (ii) the outstanding principal balance of the Class A certificates as of the preceding record date; provided that with respect to the first distribution date, Class A Monthly Interest shall be equal to the interest accrued on the outstanding principal balance of the Class A

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                           certificates at the Class A certificate rate from the
                           closing date to but excluding the first distribution date.

                           "Class B Monthly Interest" means, with respect to any distribution date, an amount equal to one-twelfth of the product of (i) the Class B certificate rate and
                           (ii) the Class B Invested Amount as of the preceding record date; provided that with respect to the first distribution date, Class B Monthly Interest shall be equal to the interest accrued on the Class B Invested Amount at the Class B certificate rate for the period from the closing date to but excluding the first distribution date.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2000-1 Supplement, dated as of February 16, 2000, supplementing the Pooling and Servicing Agreement dated as of May 16, 1996.

         Exhibit 4.2 Series 2000-2 Supplement, dated as of February 16, 2000, supplementing the Pooling and Servicing Agreement dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                              American Express Centurion Bank,
                                              on behalf of the American Express
                                              Credit Account Master Trust

                                              By:       /s/ Maureen Ryan
                                              Name:     Maureen Ryan
                                              Title:    Assistant Treasurer


                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   American Express Receivables Financing
                                     Corporation II
                                   on behalf of the American Express Credit
                                   Account Master Trust


                                   By:       /s/ Leslie R. Scharfstein
                                   Name:     Leslie R. Scharfstein
                                   Title:    President

                                       4
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                                  EXHIBIT INDEX
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

Exhibit                                     Description
-------                                     -----------

Exhibit 4.1                Series 2000-1 Supplement, dated as of February 16, 2000, supplementing the Pooling and
                           Servicing Agreement dated as of May 16, 1996.

Exhibit 4.2                Series 2000-2 Supplement, dated as of February 16, 2000, supplementing the Pooling and
                           Servicing Agreement dated as of May 16, 1996.



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